Household Consumer Loan Deposit Trust
Collateral Report

Number of Due Periods Since Inception                         39
Due Period                                             01-Dec-98
Distribution Date                                      14-Jan-99
Payment Date                                           15-Jan-99

*** Trust Portfolio Summary ***

Annualized Cash Yield                                     18.44%
Annualized Gross Losses                                   -9.00%
Annualized Portfolio Yield                                 9.44%


Contractual Delinquency Status of Credit
Lines:    (Principal / Principal)
                           30 -   59 days  ($)      205909264.44
                            30 -   59 days (%)             4.91%
                            60 -   89 days ($)       79369653.42
                            60 -   89 days (%)             1.89%
                             90 - 119 days ($)       48401843.01
                             90 - 119 days (%)             1.15%
                            120 - 149 days ($)        39492873.7
                            120 - 149 days (%)             0.94%
                            150 - 179 days ($)       39217232.75
                            150 - 179 days (%)             0.94%
                            180 - 209 days ($)       37373859.34
                            180 - 209 days (%)             0.89%
                            210 - 239 days ($)       33991604.27
                            210 - 239 days (%)             0.81%
                            240 - 269 days ($)       33156404.08
                            240 - 269 days (%)             0.79%
                            270 - 299 days ($)        33479550.4
                            270 - 299 days (%)             0.80%
                                300+ days  ($)        7547953.85
                                 300+ days (%)             0.18%


Additional Balances on Existing Credit Lines       59,513,951.21
(draws - principal only)
Principal Collections                             120,434,397.45
Defaulted Receivables                              32,144,168.14
Finance Charge  & Administrative Collections       64,063,680.06
Recoveries                                          1,782,117.00


Average Principal Balance                       4,284,172,477.35
Personal Homeowner Lines as % of Total                    27.02%
Principal


Household Finance Corporation
Household Consumer Loan Corporation
Household Consumer Loan Trust Series 1995-1

No. of PMTs Since Issuance:                                   39
Distribution Date:                                     14-Jan-99
Payment Date:                                          15-Jan-99
Collection Period Beginning:                           01-Dec-98
Collection Period Ending:                              31-Dec-98
Note and Certificate Accrual Beginning:                15-Dec-98
Note and Certificate Accrual Ending:                   15-Jan-99

PAYMENT CALCULATIONS:

OC Balance as % of Beginning Participation                 9.52%
Invested Amount
OC Balance as % of Ending Participation                    9.52%
Invested Amount
OC Balance as % of Ending Participation                     Test
Invested Amount (3 consecutive month test)                   Met
Does Early Amortization Start Based on                      0.00
OC/Part. Invstd. Amt. Test
Is the MAP Over?                                            0.00
Is this the Early Amortization Period?                      0.00

Interest Allocation Percentage Calculation:
Numerator                                         447,833,350.23
Denominator - Component (x) - Aggregate         4,284,172,477.35
Receivables & Partc. Interest
Denominator - Component (y) - Aggregate         4,217,739,603.02
Numerators
Applicable Interest Allocation Percentage                 10.45%

Principal Allocation Percentage Calculation:
Numerator                                         447,833,350.23
Denominator - Component (x) - Aggregate         4,284,172,477.35
Receivables & Partc. Interest
Denominator - Component (y) - Aggregate         4,227,283,806.94
Numerators
Applicable Principal Allocation Percentage                10.45%

Default Allocation Percentage Calculation:
Numerator                                         447,833,350.23
Denominator - Component (x) - Aggregate         4,284,172,477.35
Receivables & Partc. Interest
Denominator - Component (y) - Aggregate         4,217,739,603.02
Numerators
Default Allocation Percentage (Floating                   10.45%
Allocation Percentage)

Minimum Principal Amount Calculation:
1.8% of Participation Invested Amount               8,061,000.30
Series Participation Interest Default Amount        3,360,095.93
(Sec. 4.11 (a)(iii))
Excess of (i) 1.8% of Part. Inv. Amt.  over         4,700,904.37
(ii) Series Part. Interest Default Amount
Minimum Principal Amount                            4,700,904.37

Investor Principal Collections                      6,368,139.40
Investor Finance Charge and Admin. Collections      6,882,996.44
(4.11a)
Investor Allocated Defaulted Amounts                3,360,095.93

DEPOSIT TRUST CALCULATIONS
Beginning Participation Unpaid Principal          447,833,350.23
Balance
Beginning Participation Invested Amount           447,833,350.23
(Invested Amt on previous Distribution Date)
Ending Participation Unpaid Principal Balance     438,105,114.90
Ending Participation Invested Amount              438,105,114.90
(Invested Amt on current Distribution Date)

Beginning Participation Unpaid Principal            2,410,214.21
Balance x (PRIME-1.50%)
Note Interest and Certificate Yield Amounts         2,080,754.16
Due Pursuant to Sec. 3.05 (a)(i)
Participation Invested Amount x 25bps per              93,298.61
annum
Participation Interest Distribution Amount          2,410,214.21

Application of Investor Finance Charges &
Administrative Collections:
Investor Finance Charge and Admin. Collections      6,882,996.44
(4.11a)
Servicing Fee if HFC is not the Servicer (Sec.              0.00
4.11 (a)(i)
Series Participation Interest  Monthly              2,410,214.21
Interest (Sec. 4.11 (a)(ii))
Series Participation Interest Default Amount        3,360,095.93
(Sec. 4.11 (a)(iii))
Reimbursed  Series Particpation Interest                    0.00
Charge-Offs (Sec. 4.11 (a)(iv))
Servicing Fee if HFC is the Servicer (Sec.            746,388.91
4.11 (a)(v))
Excess (Sec. 4.11 (a)(vi))                            366,297.38

Reconciliation Check                                        0.00

Series Participation Interest Monthly               9,728,235.33
Principal

Beginning Unreimbursed Participation Interest               0.00
Charge-Offs
Series Participation Interest Charge-Offs                   0.00
(Sec. 4.12 (a))
Reimbursed  Series Particpation Interest                    0.00
Charge-Offs (Sec. 4.11 (a)(iv))
Ending Unreimbursed Participation Interest                  0.00
Charge-Offs

Available Investor Principal Collections            9,728,235.33
Participation Interest Distribution Amount          2,410,214.21
Series Participation Interest Charge-Offs                   0.00

OWNER TRUST CALCULATIONS
Note Interest and Certificate Yield Amounts         2,080,754.16
Due Pursuant to Sec. 3.05 (a)(i)
Excess Interest                                       329,460.05
Beginning Net Charge-Offs                                   0.00
Reversals                                                   0.00

+Available Investor Principal Collections           9,728,235.33
+Series Participation Interest Charge Offs                  0.00
+ Lesser of Excess Interest and Carryover                   0.00
Charge Offs

Optimum Monthly Principal                           9,728,235.33
Are the Notes Retired ?                                     0.00
Accelerated Principal Payment                          93,298.61

Beginning Class A Security Balance                223,821,047.27
Beginning Class B Security Balance                165,698,339.59
Beginning Certificate  Security Balance            15,674,167.26
Beginning Overcollateralization Amount plus        42,733,094.73
APP
Beginning Class A Adjusted Balance                223,821,047.27
Beginning Class B Adjusted Balance                165,698,339.59
Beginning Certficate  Adjusted Balance             15,674,167.26
Beginning Overcollateralization Amount plus        42,733,094.73
APP
Class A Balance After Payment pursuant to         219,052,557.45
clause (iv)
Class B Balance After Payment pursuant to         162,098,892.51
clause (v)
Certificate Balance After Payment pursuant to      15,333,679.02
clause (vi)
Class B Minimum Adjusted Principal Balance         61,666,666.67
Certificate Minimum Adjusted Principal Balance      5,833,333.33
Minimum Overcollateralization Amount               15,833,333.33
Certificate Minimum Balance Target                 13,276,337.40
Scheduled Certificate Payment to Certificate        2,397,829.86
Minimum Balance Target
Class A Targeted Balance                          219,052,557.45
Class B Targeted Balance                          162,098,892.51
Certificate Targeted Balance                       15,333,679.02
Class A:  Payment Required to get to Target         4,768,489.82
Class B: Payment Required to get to Target or 3,599,447.07 Minimum Adjusted Balance
Certificate:  Payment Required to get to              340,488.24
Target or Minimum Adjusted Balance
OC:  Payment to get to Minimum                     26,899,761.40
Overcollateralization Amount

Section 3.05 Payment of Principal and                       0.00
Interest;  Defaulted Interest

Pay Certificate Yield in step (i) (1= Yes)                  1.00
Remittances on the Participation                   12,138,449.54

Interest and Yield
(i)     Pay Class A Interest Distribution           1,113,134.00
(Sec. 3.05 (i)(a))
(ii)    Pay Class B Interest Distribution             879,004.70
(Sec. 3.05 (i)(b))
(iii)   Pay Certificates the Certificate Yield         88,615.46
(Sec. 3.05 (i)(c))

Principal up to Optimum Monthly Principal
(iv)   Pay Class A to Targeted Principal            4,768,489.82
Balance (Sec. 3.05 (ii)(a))
(v)    Pay Class B to Targeted Principal            3,599,447.07
Balance (Sec. 3.05 (ii)(b))

ONLY Pay Certificate Interest if not paid                   0.00
pursuant to (Sec. 3.05 (i)(c))

Principal up to Optimal Monthly Principal
(vi)   Pay Certificate to Targeted Principal          340,488.24
Balance (Sec. 3.05 (iii))
(vii)  Pay OC Remaining Optimal Monthly             1,019,810.20
Principal Amount (Sec. 3.05 (iv))

Principal up to the Accelerated Principal
Payment Amount
(viii) (a  )  Pay Class A to Targeted                       0.00
Principal Balance (Sec. 3.05 (v)(a))
(viii) (b  )  Pay Class B to Targeted                       0.00
Principal Balance (Sec. 3.05 (v)(b))
(viii) (c  )  Pay Class A to zero (Sec. 3.05           93,298.61
(v)(c))
(viii) (d  )  Pay Class B to zero (Sec. 3.05                0.00
(v)(d))

Principal up to Optimal Monthly Principal
(xi)   Pay Class A to zero (Sec. 3.05 (vi)(a))              0.00
(xii)  Pay Class B to zero (Sec. 3.05 (vi)(b))              0.00
(xiii) Pay Certificates, st.Certificate Min.                0.00
Bal. Target (Sec. 3.05 (vi)(c))
(ix)   Pay OC Remaining Optimum Monthly                     0.00
Principal (Sec. 3.05 (vi)(d))

Remaining Amounts to Issuer (Sec. 3.05 (vii))         236,161.44

Total Reconciliation Check                                  0.00
(should equal $0.00)
Accelerated Principal Reconciliation                        0.00
(should equal $0.00)
Optimum Monthly Principal Reconciliation                    0.00
(should equal charge-offs)

BOND SUMMARY:
Beginning Class A Note Security Balance          $223,821,047.27
Beginning Class B Note Security Balance          $165,698,339.59
Beginning Certificate Security Balance            $15,674,167.26
Beginning Overcollateralization Amount            $42,639,796.12
Beginning Class A Adjusted Balance               $223,821,047.27
Beginning Class B Adjusted Balance               $165,698,339.59
Beginning Certficate  Adjusted Balance            $15,674,167.26
Beginning Overcollateralization Amount            $42,639,796.12
Ending Class A Note Security Balance             $218,959,258.84
Ending Class B Note Security Balance             $162,098,892.51
Ending Certificate Security Balance               $15,333,679.02
Ending Overcollateralization Amount               $41,713,284.53
Ending Class A Adjusted Balance                  $218,959,258.84
Ending Class B Adjusted Balance                  $162,098,892.51
Ending Certficate  Adjusted Balance               $15,333,679.02
Ending Overcollateralization Amount               $41,713,284.53
Class A Note Rate Capped at 13%                        5.775470%
Class B Note Rate Capped at 15%                        6.160470%
Certificate Rate Capped at 16%                         6.565470%
Class A Interest Due                               $1,113,134.00
Class B Interest Due                                 $879,004.70
Certificate Yield  Due                                $88,615.46
Class A Interest Paid                              $1,113,134.00
Class B Interest Paid                                $879,004.70
Certificate Yield Paid                                $88,615.46
Class A Unpaid Interest                                    $0.00
Class B Unpaid Interest                                    $0.00
Certificate Unpaid Yield                                   $0.00
Class A Principal Paid                             $4,861,788.43
Class B Principal Paid                             $3,599,447.07
Certificate Principal Paid                           $340,488.24
OC Principal Paid                                  $1,019,810.20
Beginning Class A Net Charge-Off                           $0.00
Beginning Class B Net Charge-Off                           $0.00
Beginning Certificate Net Charge-Off                       $0.00
Beginning OC Net Charge-Off                                $0.00
Reversals Allocated to Class A                             $0.00
Reversals Allocated to Class B                             $0.00
Reversals Allocated to Certificates                        $0.00
Reversals Allocated to OC  plus Acclerated            $93,298.61
Principal Payments
 Total Charge-Offs:                                        $0.00
Charge-Offs Allocated to Class A                           $0.00
Charge-Offs Allocated to Class B                           $0.00
Charge-Offs Allocated to Certificates                      $0.00
Charge-Offs Allocated to OC                                $0.00
Ending Class A Net Charge-Off                              $0.00
Ending Class B Net Charge-Off                              $0.00
Ending Certificate Net Charge-Off                          $0.00
Ending OC Net Charge-Off                                   $0.00
Bond Balance Reconciliation    (should equal             ($0.00)
$0.00)

Certificate Balance/Participation Invested               3.5000%
Amount (Beginning of Month)

Designated Certificate / Certificate Security          1.003168%
(Balance Beginning of Month)
Designated Certificate  - Beginning of Month         $157,238.21
Principal Payments in Respect of  Designated           $3,415.67
Certificate (Sec. 3.05 (iii) & (vi)(c))
Designated Certificate  - End of Month               $153,822.55
Interest Payments in Respect of Designated               $888.96
Certificate (Sec. 3.05 (i)(c))

Designated Certificateholder Accelerated                   $0.00
Principal Payments - Beginning Balance
Accelerated Principal Payment (Sec. 3.05 (v))         $93,298.61
Payments to Holder of Designated Certificate          $93,298.61
in respect to Acc. Prin. (Sec. 3.05 (iv) &
(vi)(d))
Designated Certificateholder Accelerated                   $0.00
Principal Payments - Ending Balance

Designated Certificateholder Holdback Amount      $42,639,796.12
(Beginning of Month)
Payments to Designated Certificates in               $926,511.59
Reduction of Holdback Amount (Sec. 3.05 (iv) &
(vi)(d))
Designated Certificateholder Holdback Amount      $41,713,284.53
(End of Month)

Remaining Payments to Designated Certificates              $0.00
(Sec. 3.05 paragraph following (vii))

Remaining Amounts to Issuer (Sec. 3.05 (vii))        $236,161.44

Monthly Security  Report                                   $0.00
Household Consumer Loan Trust 1995-1                       $0.00

Distribution Date                                      14-Jan-99
Payment Date:                                          15-Jan-99
Collection Period Beginning                            01-Dec-98
Collection Period Ending:                              31-Dec-98
Note and Certificate Accrual Beginning:                15-Dec-98
Note and Certificate Accrual Ending:                   15-Jan-99


Ending Pool Principal Balance                  $4,191,310,005.07
Series 1995-1 Participation Invested Amount      $438,105,114.90
Seller Amount                                     $65,723,355.27
Remittances on the Participation                  $12,138,449.54
Optimum Monthly Principal                          $9,728,235.33
Accelerated Principal Payment                         $93,298.61
Beginning Class A Note Security Balance          $223,821,047.27
Beginning Class B Note Security Balance          $165,698,339.59
Beginning Certificate Security Balance            $15,674,167.26
Beginning Overcollateralization Amount            $42,639,796.12
Beginning Class A Adjusted Balance               $223,821,047.27
Beginning Class B Adjusted Balance               $165,698,339.59
Beginning Certficate  Adjusted Balance            $15,674,167.26
Beginning Overcollateralization Amount            $42,639,796.12
Ending Class A Note Security Balance             $218,959,258.84
Ending Class B Note Security Balance             $162,098,892.51
Ending Certificate Security Balance               $15,333,679.02
Ending Overcollateralization Amount               $41,713,284.53
Ending Class A Adjusted Balance                  $218,959,258.84
Ending Class B Adjusted Balance                  $162,098,892.51
Ending Certificate  Adjusted Balance              $15,333,679.02
Ending Overcollateralization Amount               $41,713,284.53
Class A Note Rate Capped at 13%                        5.775470%
Class B Note Rate Capped at 15%                        6.160470%
Certificate Rate Capped at 16%                         6.565470%
Class A Interest Due                               $1,113,134.00
Class B Interest Due                                 $879,004.70
Certificate Yield  Due                                $88,615.46
Class A Interest Paid                              $1,113,134.00
Class B Interest Paid                                $879,004.70
Certificate Yield Paid                                $88,615.46
Class A Unpaid Interest                                    $0.00
Class B Unpaid Interest                                    $0.00
Cetificate Unpaid Yield                                    $0.00
Class A Principal Paid                             $4,861,788.43
Class B Principal Paid                             $3,599,447.07
Certificate  Principal Paid                          $340,488.24
OC Principal Paid                                  $1,019,810.20
Beginning Class A Net Charge-Off                           $0.00
Beginning Class B Net Charge-Off                           $0.00
Beginning Certificate Net Charge-Off                       $0.00
Beginning OC Net Charge-Off                                $0.00
Reversals Allocated to Class A                             $0.00
Reversals Allocated to Class B                             $0.00
Reversals Allocated to Certificates                        $0.00
Reversals Allocated to OC  plus Acclerated            $93,298.61
Principal Payments
 Total Charge-Offs:                                        $0.00
Charge-Offs Allocated to Class A                           $0.00
Charge-Offs Allocated to Class B                           $0.00
Charge-Offs Allocated to Certificates                      $0.00
Charge-Offs Allocated to OC                                $0.00
Ending Class A Net Charge-Off                              $0.00
Ending Class B Net Charge-Off                              $0.00
Ending Certificate Net Charge-Off                          $0.00
Ending OC Net Charge-Off                                   $0.00
Interest paid per $1,000 Class A                        1.484179
Principal paid per $1,000 Class A                       6.482385
Interest paid per $1,000 Class B                        5.104675
Principal paid per $1,000 Class B                      20.903198
Yield Paid per $1,000 Certificate                       2.924217
Principal Paid per $1,000 Certificate                  11.235752


Bloomberg Summary
Household Consumer Loan Trust 1995-1

Distribution Date                                      15-Jan-99
Due Period                                                Dec-98
Monthly Payment Rate (including charge offs)               3.56%
Monthly Draw Rate                                          1.39%
Monthly Net Payment Rate                                   2.17%
Actual Payment Rate                                        2.17%

Annualized Cash Yield                                     18.44%
Annualized Gross Losses                                    9.00%
Annualized Portfolio Yield                                 9.44%
Weighted Coupon                                            5.96%
Excess Servicing                                           3.48%


Ending Overcollateralization Percentage                    9.52%
Trigger Level                                              4.75%
Excess Overcollateralization                               4.77%


Delinquencies:
(Principal/Principal)
      30-59 days (Del Stat 1)                              4.91%
      60-89 days (Del Stat 2)                              1.89%
      90+ days (Del Stat 3+)                               6.51%

Total Participation Balance (ending)              438,105,114.90

                                                           0.00%